UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2020

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite 2241 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value per share	VBIV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 7.01 Regulation FD Disclosure.

On June 22, 2020, VBI Vaccines Inc. (the “Company”) issued a press release announcing that updated Part B data from its ongoing Phase 1/2a study of VBI-1901, the Company’s cancer vaccine immunotherapeutic candidate, in recurrent glioblastoma patients is being presented in an e-poster at the 2020 American Association for Cancer Research Virtual Annual Meeting II, June 22-24, 2020. A copy of the e-poster being presented and the press release are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Further, on June 22, 2020, the Company posted a webcast of Dr. David E. Anderson, the Company’s Chief Scientific Officer, discussing the foregoing data with Allen Waziri, M.D., a member of the Company’s GBM/Immuno-Oncology Scientific and Clinical Advisory Board, reviewing a slide presentation. A copy of the slides presented during the webcast are furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

The Company undertakes no obligation to update, supplement or amend the materials attached hereto.

The information in this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	E-poster being presented at the 2020 American Association for Cancer Research Virtual Annual Meeting II, June 22-24, 2020 (furnished pursuant to Item 7.01)
99.2	Press Release dated June 22, 2020 (furnished pursuant to Item 7.01).
99.3	Presentation slides dated June 22, 2020 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: June 22, 2020	By:	/s/ Jeff Baxter
Jeff Baxter
President and Chief Executive Officer